Exhibit 10.89



         AGREEMENT  dated  as  of   May   8,  1998  among  American
Opportunity Trust, Paul R. Dupee, Jr., J.O. Hambro Capital Management Limited, J.O. Hambro Investment Management, and North Atlantic Smaller Companies Investment Trust (collectively, the "Subscribing Shareholders") and Maxicare Health Plans, Inc. (the "Company"). Mr. Dupee is also referred to herein as the "Soliciting Shareholder."

         WHEREAS, the parties have entered into this Agreement to settle disputes between the Company and the Soliciting Shareholder arising out of the Soliciting Shareholder's solicitation of written consents from the Company's shareholders (the "Consent Solicitation"), including litigation between the Soliciting Shareholder and the Company and certain other parties;

         NOW,  THEREFORE,  in   consideration   of  the  agreements
contained herein, the parties agree as follows:

         1. Increase in Size of Board, Designation of Directors. Simultaneously with the execution of this Agreement, the board of directors of the Company (the "Board") has adopted resolutions (a) increasing the number of directors which constitute the Board to nine pursuant to Article III, Section 2 of the Company's bylaws (the "Bylaws") and (b) filling the one existing vacancy and two newly created directorships on the Board with the following individuals, pursuant to Article Fifth, Section C of the Company's certificate of incorporation (the "Certificate"): Elwood Kleaver, Paul R. Dupee, Jr., and Robert M. Davies (collectively, the "New Directors"). Messrs. Kleaver and Dupee have been named Class II directors, and Mr. Davies has been named a Class I director. Mr. Dupee has been added to the Board's executive committee, which has been increased in size from three to four members.

         2. Renomination of Class II Directors. Messrs. Kleaver and Dupee and Ms. Florence F. Courtright will be included in the slate of nominees recommended by the Board for election as directors (the "Board Slate") at the Company's 1998 annual meeting of shareholders (the "1998 Annual Meeting"). The Company will file preliminary proxy materials for such meeting with the Securities and Exchange Commission not later than June 1, 1998, and the record date for such meeting will be not later than June 15, 1998. The Company will use its best efforts to hold such meeting by July 31, 1998 and to hold the 1999 annual meeting of shareholders ("1999 Annual Meeting") by June 30, 1999; and if it is not reasonably practicable to hold any such meeting by such date, the Company shall use its best efforts to hold such meeting at the earliest possible date thereafter.

         3.    Amendments to  Bylaws  and  Certificate  Proposed at
               1998 Annual Meeting. The Board has approved the amendments to the Bylaws, Certificate and the rights agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, dated as of February 24, 1998 (the "Rights Agreement") attached as Exhibit A (the "Amendments"), subject to approval of the Amendments by a majority of the outstanding shares of common stock, par value $.01 per share (the "Shares") at the 1998 Annual Meeting. The Board will submit the Amendments to a shareholder vote at the 1998 Annual Meeting and will recommend approval of the Amendments by shareholders and will use its best efforts to obtain proxies from the Company's shareholders to vote in favor of the Amendments, the Board Slate and the reimbursement of Soliciting Shareholder expenses pursuant to Section
               5. The Subscribing Shareholders will support, and will cooperate with the Company to cause shareholders to vote in favor of, the election of the Board Slate, the adoption of the Amendments and the reimbursement of such shareholder expenses. If approved by shareholders, the Amendments will become effective immediately, subject (in the case of amendments to the Company's Certificate) to any required filings of such amendments. Prior to such shareholder vote, the Board will not change the number of directors who constitute the Board.

         4. Restrictions on Issuance of Voting Stock. Prior to the beginning of the term of the directors elected at 1999 Annual Meeting, the Company will not issue or agree to issue voting stock (excluding stock issued pursuant to the Rights Plan and shares issuable under currently outstanding stock options plus additional option grants consistent with past practice under existing stock option plans) that in the aggregate carries more than 20% of the voting power of the Shares outstanding on the date hereof without the approval of the requisite vote of the Board, including the affirmative vote of at least two of the New Directors (the "Required Director Vote") or approval by a shareholder vote. Any voting stock so approved by the Required Director Vote or by a shareholder vote shall not count against such 20% limit unless otherwise provided in such approval. Any preferred stock (other than preferred stock issued pursuant to the Rights Agreement) that the Company issues or agrees to issue after the date hereof and prior to the conclusion of the 1999 Annual Meeting ("New Preferred Stock") will not have the right to vote as a class except as otherwise provided in the first sentence of Section 242(b)(2) of the Delaware General Corporation Law. Any New Preferred Stock which is convertible into Shares ("New Convertible Preferred Stock") shall not be entitled to more than one vote per share multiplied by the number of Shares into which a share of such New Convertible Preferred Stock is convertible. Any New Preferred Stock that is not convertible into Shares ("New Non-convertible Preferred Stock") shall not be entitled to more votes per share than the number of Shares having a market price equal to the fair market value of such New Non-convertible Preferred Stock at the time such New Non-convertible Preferred Stock is issued, taking into account the illiquidity and rights and preferences of such Non-convertible Preferred Stock.

         5. Agreements by Shareholder; Reimbursement of Expenses. Simultaneously with the execution of this Agreement, the Soliciting Shareholder is hereby terminating the Consent Solicitation. The Company will reimburse the Soliciting Shareholder's fees and expenses (not to exceed $450,000) related to the Consent Solicitation and the negotiation of this
               Agreement promptly after the satisfaction of the conditions to such reimbursement subject to reasonable documentation of such fees and expenses and approval of such reimbursement by (a) holders of at least 50% of the outstanding Shares (with such approval deemed to have been given by all Shares beneficially owned by the Subscribing Shareholders or covered by agreements with the Company to vote in favor of the reimbursement of such expenses at the 1998 Annual Meeting), or (b) the affirmative vote of the majority of the Shares present in person or by proxy at the 1998 Annual Meeting and entitled to vote on such matter. Unless the approval referred to in (a) above has previously been obtained, the Board will submit such reimbursement to a shareholder vote at the 1998 Annual Meeting and will recommend approval of such reimbursement by shareholders.

         6.    Joint  Press  Release.     Simultaneously  with  the
               execution of this Agreement, the Company and the

Soliciting Shareholder are issuing a joint press release approved by both parties.

         7. Voting Agreement of Subscribing Shareholders. Each of the Subscribing Shareholders agrees that all Shares as to which such Subscribing Shareholder or any of its affiliates has the power to direct the vote on the record date for the 1998 Annual Meeting, shall be voted at such meeting in favor of the Board Slate, the Amendments and the reimbursement of the Soliciting Shareholder's expenses. If any Shares as to which a Subscribing Shareholder has the power to direct the vote are transferred prior to such record date, such Subscribing Shareholder shall obtain an agreement from the transferee assuming such Subscribing Shareholder's obligations under this sentence and the immediately preceding sentence. Each of the Subscribing Shareholders agrees that it will not take any of the following actions in respect of the Company prior to the 1999 Annual
               Meeting: execute a written consent of shareholders in lieu of a meeting, or solicit any such consents, or vote for shareholders to call a special meeting of stockholders or solicit votes for shareholders to call such a meeting.

         8. Termination of Litigation. Promptly after the execution of this Agreement, the parties shall execute stipulations of dismissal in the forms annexed hereto as Exhibits I and II dismissing with prejudice and with each party to bear its own costs the action entitled Dupee v. Maxicare Health Plans, Inc., Case No. 98-127 (D.Del.), pending in the United States District Court for the District of Delaware, and the action entitled Dupee v. Maxicare Health Plans, Inc., et al., Civil Action No. 16274NC (Del, Ch.), pending in the Delaware Court of Chancery, including all claims and counterclaims asserted or that could have been asserted in those actions; provided, however, that such dismissals shall not have, and no party shall contend that such dismissals have any res judicata, collateral estoppel or other preclusive effect with respect to any claims arising from or relating to, in part or in whole, any action by the Company or the Board (or members thereof) or the Soliciting Shareholder or any other shareholder taken or not taken on or after the date of this Agreement or with respect to any claims arising out of any proxy solicitation or consent solicitation undertaken by the Soliciting Shareholder or any other shareholder after the date of this Agreement in accordance with the terms of this Agreement.

         9. Voting Agreements with Other Shareholders. The Company has delivered to the Soliciting Shareholder correct copies of voting agreements it has entered into with Franklin Resources, Inc., Heartland Advisors, Inc., King Investment Advisors, Inc., Par Capital and Snyder Capital Management, L.P. The Company will not alter, amend, change, waive, terminate or otherwise modify any such agreements
               without  the  written   consent  of  the  Soliciting
               Shareholder.

         10.Miscellaneous.

               (a) This agreement shall not be altered, amended, changed, waived, terminated or otherwise modified except by a writing signed by the party to be charged.

               (b) This agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed there, and any legal action or proceeding with respect to this agreement may be brought in the courts of the State of Delaware or the United States District Court for the District of Delaware, and each party accepts the exclusive jurisdiction of such courts.

               (c) This agreement may be executed in several counterparts, each of which shall be deemed an original.

               (d) Each of the parties acknowledges and agrees that irreparable damages would occur if any of the provisions of this agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this agreement and to enforce specifically the terms of this agreement in any court having jurisdiction, in addition to any other remedy to which they may be entitled at law or equity.

               (e) The parties acknowledge and agree that this Agreement is not an agreement, arrangement or understanding of the type referred to in Section 1(d)(iii) of the Company's Shareholders Rights Plan, and the Subscribing Shareholders and the persons entering into the agreements referred to in Section 9 shall not be deemed Acquiring Persons as that term is used in the Shareholders Rights Plan by virtue of anything contained in this Agreement or those agreements or any acts or transactions contemplated thereby.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.



         MAXICARE HEALTH PLANS, INC.



         By: /s/ Peter J. Ratican

            Name:

            Title:



             /s/ Paul R. Dupee, Jr.

               Paul R. Dupee, Jr.

       EXHIBIT "A" TO THE DUPEE GROUP SETTLEMENT AGREEMENT


        RESOLUTIONS TO BE ADOPTED BY THE SHAREHOLDERS OF
     MAXICARE HEALTH PLANS, INC. AT THE 1998 ANNUAL MEETING


RESOLVED, that subject to the election of Florence Courtright, Paul Dupee, and Elwood Kleaver at this 1998 Annual Meeting of Shareholders of Maxicare Health Plans, Inc. (the "Company") for three year terms ending at the Company's 2001 Annual Meeting of Shareholders ("Board Nominees"), the Shareholders of the Company hereby authorize and approve amendments to the Company's Certificate of Incorporation which would amend Article FIFTH thereof and to add new Article THIRTEENTH as follows (the "Amendments to the Articles"):

              a. Article FIFTH shall be amended to delete the existing Section "A." thereof and to replace such Section "A."
with the following:

                   "A. Number of Directors. From the effective date of this amendment until the conclusion of the Corporation's 1999 Annual Meeting of Stockholders (the "Amendment Termination Date"), the number of directors who shall constitute the board of directors of the Corporation (the "Board") shall be nine
                         (9); thereafter, the number of directors who shall constitute the Board shall be fixed in accordance with the Bylaws of the Corporation."

              b. New Article THIRTEENTH shall be added as follows:

                   "Article THIRTEENTH:   Written Consents and
                                          Special Meetings of
                                          Stockholders.

                   A.    Sunset Provision.  The provision of this
                         Article THIRTEENTH shall terminate and
                         be of no force and effect after the
                         Amendment Termination Date.

                   B     Written Consents.  From the effective
                         date of this amendment until the

                         Amendment Termination Date (the "Written
                         Consent Period"), the stockholders of
                         this Corporation shall not be able to
                         take any action by written consent.
                         During the Written Consent Period
                         stockholders may only take action at an


                         annual or special meeting of
                         stockholders.

                   C.    Special Meetings of Stockholders.
                         During the Written Consent Period
                         stockholders of this Corporation may not call any special meetings of stockholders and special meetings of stockholders may only be called by the Board as provided for in the Bylaws of this Corporation.

BE IT FURTHER RESOLVED, that solely in the event the stockholders of the Company approve the election of the Board Nominees at this Annual Meeting of Stockholders and adoption of Amendments to the Articles as provided for above; then the Company's Amended and Restated Bylaws dated January 28, 1994, as amended on March 20, 1998 (the "Bylaws"), shall be further amended as follows (the "Bylaw Amendments"):

              1.   Article II, Section 3. SPECIAL MEETINGS.
Article II, Section 3 shall be amended to add at the end thereof the following:

                         "Notwithstanding anything to the
                         contrary contained above from and after
                         the effective date of this amendment
                         until the conclusion of the
                         Corporation's 1999 Annual Meeting of
                         Stockholders, the Stockholders of the
                         Corporation may not call any special
                         meeting of stockholders and special
                         meetings of stockholders may only be
                         called by the Board of Directors of the
                         Corporation."

              2. Article II. A new Section 15 shall be added to Article II as follows:

                         "Section 15.  1999 ANNUAL MEETING OF
                         STOCKHOLDERS.  Prior to the conclusion
                         of the 1999 Annual Meeting of
                         Stockholders, the Board of Directors
                         will not adopt any Bylaws or take any
                         other actions that interfere with the
                         rights of stockholders to nominate and
                         elect three directors at such meeting in accordance with the existing Bylaws, unless such actions have been approved by the stockholders."

              3.   Article III, Section 2.  NUMBER OF DIRECTORS.
Article III, Section 2 shall be amended to delete the remainder of the second sentence after "directors" on the fourth line and insert in lieu thereof:

                         "or a majority vote of the outstanding
                         shares entitled to vote thereon."

              4.   Article IX, Section 1.  AMENDMENT BY
STOCKHOLDERS.   Article IX, Section 1 shall be amended to delete
"Sections 3 and 14 of Article II, Section 2 of Article III and
Sections 1 and 2 of Article IX" commencing on the fifth line thereof and insert in lieu thereof:

                         "Section 3 of Article II and Sections 1
                         and 2 of Article IX"

              5. Except as expressly set forth herein the Bylaws shall remain in full force and effect.

BE IT FURTHER RESOLVED, that solely in the event the stockholders of the Company approve the election of the Board Nominees at this Annual Meeting of Stockholders, the adoption of Amendments to the Articles and the Bylaw Amendments, as provided for above, then the following amendments to the Shareholders Rights Plan previously adopted by the Board shall be submitted to the stockholders for approval (the "Rights Plan Amendments"):

              1. Sections 1(h) and 1(i) of the Rights Agreement between this Corporation and American Stock Transfer & Trust
Corporation, as rights agent, dated February 24, 1998 is hereby amended to read as follows:

                   "(h)   "Continuing Directors"  shall have the
                   same meaning as "Disinterested Director" as defined in Section 1(i) hereof.

                   (i)    "Disinterested Directors"  shall mean
                   the members of the Board of Directors who are not (i) officers or employees of the Corporation, (ii) Acquiring Persons or their Affiliates or Associates or representatives of any of them, or (iii) any Person who was directly or indirectly proposed or nominated as a director of the Corporation by an Acquiring Person or a Transaction Person."

              2. Except as specifically set forth herein, the Rights Agreement shall remain in full force and effect, except that any amendment to Sections 1(h) or 1(i) shall require the approval of the shareholders.

BE IT FURTHER RESOLVED, that the officers of this Company, or any of them, be and they hereby are authorized, empowered and directed in the name of and on behalf of this Company to take all such actions and to execute and deliver all such documents as they or any of them may deem necessary or appropriate in their opinion to carry out the purpose and comply with and effectuate the intent of the foregoing resolutions, including but not limited to filing any necessary amendments to the Certificate of Incorporation with the Delaware Secretary of State and filing the Bylaw Amendments in the Minute Books of the Company; and

BE IT FURTHER RESOLVED, that any actions previously taken by any officer of the Company on behalf of the Company in connection with any of the foregoing resolutions be, and they hereby are, ratified, adopted and approved in all particulars as acts of the Company.

                             Exhibit I

                IN THE UNITED STATES DISTRICT COURT

                   FOR THE DISTRICT OF DELAWARE


PAUL R. DUPEE, JR.,            )
                               )
                               )
               Plaintiff,      )
                               )
                               )     C.A. No.98-127 (RRM)
                               )
                               )
MAXICARE HEALTH PLANS, INC.,   )
a Delaware corporation,        )
                               )
                               )
               Defendant       )
---------------------------------                                 )
MAXICARE HEALTH PLANS, INC., a )
Delaware corporation,          )
                               )
               Counterclaimant,                                   )
                               )
                               )
                               )
PAUL R. DUPEE, JR., GEORGE H.  )
BIGELOW, ROBERT K. DAVIES,     )
RICHARD A. EDDY, ENRIQUE F.    )
GITTES, PETER HOMICK,          )
CHRISTOPHER H. MILLS, CLAUDIA  )
M. PERKINS, LAWRENCE I.        )
SOSNOW, ALLEN THOMAS, J.O      )
HAMBRO CAPITAL MANAGEMENT      )
LTD., NORTH ATLANTIC SMALLER   )
COMPANIES INVESTMENT TRUST,    )
PLC, AND AMERICAN OPPORTUNITY  )
TRUST PLC,                     )
                               )
                               )
               Counterclaim    )
               Defendants.     )
-----------------------------------

                     STIPULATION OF DISMISSAL

         IT IS HEREBY STIPULATED AND AGREED, this ____ day of _____, 1998, by and among the parties hereto, through their undersigned counsel, that the above-captioned action, including all claims and counterclaims, is hereby dismissed with prejudice pursuant to Rule 41(a)(1)(ii), Fed. R. Civ. P., each party to pay its own costs; provided however, that this dismissal shall not have, and no party shall contend that this dismissal has, any res judicata collateral estoppel or other preclusive effect with respect to any claims arising from or relating to, in part or in whole, any action taken or failed to be taken on or after May 8, 1998 by Maxicare Health Plans, Inc. (the "Company"), the Company's Board of Directors (or members thereof), Paul R. Dupee, Jr., or any other current or future shareholder of the Company, including (without limitation) any issues arising from the application of the Federal Securities Laws to any such action or inaction.




                               POTTER ANDERSON & CORROON LLP


                               By___________________________
                                  James F. Burnett
                                  Donald J. Wolfe, Jr.
                                  Arthur L. Dent
                                  Hercules Plaza
                                  Post Office Box 951
                                  Wilmington, Delaware 1998
                                  (302) 984-6000

                               Attorneys for Plaintiff and
                               Counterclaim Defendants

OF COUNSEL:

David L. Katsky
Joel S. Weiss
Judith M. Shampanier
ESANU KATSKY KORINS & SIGER, LLP
605 Third Avenue
New York, New York 10158-0038
(212) 953-6000

                               PRICKETT JONES ELLIOTT
                               KRISTOL & SCHNEE


                               By__________________________
                                 Michael Hanrahan (#941)
                                 John H. Small (#664)
                                 Ronald A. Brown, Jr.(#2849)
                                 1310 King Street
                                 Post Office Box 1328
                                 Wilmington, Delaware 19899
                                 (302) 888-6500

                               Attorneys for Defendant/
                               Counterclaimant


OF COUNSEL:

Barry L. Burten
Susan Allison
JEFFER MANGELS, BUTLER
  & MARMARO LLP
2121 Avenue of the Stars
Tenth Floor
Los Angeles, California  90067-5010
(310) 203-8080

Dated: May ____, 1998

                            Exhibit II


         IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                   IN AND FOR NEW CASTLE COUNTY


PAUL R. DUPEE, JR.,            )
                               )
                               )
               Plantiff/       )
               Counterclaim    )
               Defendant,      )
                               )      C.A.No. 16274 NC
                               )
                               )
                               )
MAXICARE HEALTH PLANS, INC., CLAUDE                               )
S. BRINEGAR, CHARLES E. LEWIS, )
FLORENCE F. COURTRIGHT, THOMAS W.                                 )
FIELD, JR., ALAN S. MANNE, and )
PETER J. RATICAN                                                  )
                               )
                               )
               Defendants/     )
               Counterclaimants.                                  )


                     STIPULATION OF DISMISSAL

         IT IS HEREBY STIPULATED AND AGREED, this _____ day of ____________, 1998, by and among the parties hereto, that the above-captioned action, including all claims and counterclaims, is hereby dismissed with prejudice, subject to the provisions of Chancery Court Rule 41(a)(1)(ii), each party to pay its own costs; provided, however, that this dismissal shall not have, and no party shall contend that this dismissal has, any res judicata collateral estoppel or other preclusive effect with respect to any claims arising from or relating to, in part or in whole, any action taken or failed to be taken on or after May 8, 1998 by Maxicare Health Plans, Inc. (the "Company"), the Company's Board of Directors (or members thereof), Paul R. Dupee, Jr., or any other current or future shareholder of the Company, including (without limitation) any issues arising from the application of Delaware law or the Company's Certificate of Incorporation or Bylaws to any such action or inaction.

                                POTTER ANDERSON & CORROON,LLP


                                By___________________________
                                  James F. Burnett
                                  Donald J. Wolfe, Jr.
                                  Arthur L. Dent
                                  Hercules Plaza
                                  Post Office Box 951
                                  Wilmington, Delaware 19899
                                  (302) 984-6000

                                Attorneys for Plaintiffs/
                                Counterclaim Defendants

OF COUNSEL:

David L. Katsky
Joe S. Weiss
Judith M. Shampanier
ESANU KATSKY KORINS & SIGER, LLP
605 Third Avenue
New York, New York 10158-0038
(212) 953-6000

                                PICKETT JONES ELLIOTT KRISTOL &
                                   SCHNEE

                                By_____________________________
                                   Michael Hanrahan
                                   John H. Small
                                   Ronald A. Brown, Jr.
                                   1310 King Street
                                   Post Office Box 1328
                                   Wilmington, Delaware 19899
                                   (302) 888-6500

                                Attorneys for Defendants/
                                Counterclaimants

OF COUNSEL:

Barry L. Burten
Susan Allison
JEFFER, MANGELS, BUTLER
   & MARMARO LLP
2121 Avenue of the Stars
Tenth Floor
Los Angeles, California  90067-5010
(310) 203-8080

Dated: May _____,1998